ACCORD AND SATISFACTION


This Accord and Satisfaction (the "Agreement") is entered into effective as of the 30th day of June, 2006 by and between William D. Dunlavy ("Will") and Park City Group, Inc. ("PCG").

                                    RECITALS

Whereas, Will has an employment agreement (the Employment Agreement") with Cooper Fields, LLC dated July 1, 1999; and

Whereas, PCG is the successor in interest to Cooper Fields, LLC and its business, operations and obligations; and

Whereas, Will is presently employed by PCG and both Will and PCG desire to memorialize the terms of Will's employment in writing; and

Whereas, Will acknowledges that any obligations of Cooper Fields, LLC that may or may not exist as of the date hereof are the obligations of PCG and any satisfaction by PCG of such obligations shall work as a satisfaction on behalf of Cooper Fields LLC.

                                    AGREEMENT

Now therefore, in consideration of the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PCG hereby agrees to memorialize the terms of Will's employment with PCG by entering into a new employment agreement which sets forth the terms thereof, the form of which is attached hereto and which shall be executed concurrent herewith.

2. Will hereby releases and forever discharges and by these presents does, for himself, his heirs, executors, administrators and successors, remise, release acquit, satisfy and forever discharge PCG, its subsidiaries, affiliates and officers and directors, of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, covenants and contracts, promises, claims and demands whatsoever in law or in equity arising out of the Employment Agreement which he ever had, now has or which his heirs, executors or administrators, hereafter can, shall or may have, for upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement.

In witness whereof, the parties hereto have caused this Accord and Satisfaction to be executed as of the date first above written.




Park City Group, Inc.


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William D. Dunlavy